THE LAZARD FUNDS, INC.

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

Supplement to Current Statement of Additional Information

The following information supplements the information under the table in "Management—Accounts Managed by the Portfolio Managers":

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##
Christopher Hartung	4 (82.8 million)**	none**	4 (48.3 million)**

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*	As of December 31, 2017
**	As of June 30, 2018
##	Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

The following information supplements the information under the table in "Management—Portfolio Managers—Ownership of Securities":

As of June 30, 2018, the portfolio manager owned the following shares of the Portfolios:

Portfolio/Portfolio Manager	Market Value of Shares*
Realty Equity Portfolio
Christopher Hartung	$10,001 - $50,000

Global Realty Portfolio
Christopher Hartung	$10,001 - $50,000

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*	A portion of Portfolio shares shown as owned by a portfolio manager may consist of shares allocated to the Portfolio under deferred compensations arrangement described above.

Dated: September 13, 2018